                                                                   EXHIBIT 10(b)

                       LIMITED WAIVER AND AMENDMENT NO. 4
                                       TO
                2001 AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

                  This Limited Waiver and Amendment No. 4 (the "Amendment"), dated as of October 31, 2003, is by and among THC SYSTEMS, INC. (the "Company"), ONEIDA LTD., a New York corporation (the "Guarantor"), ALLSTATE INSURANCE COMPANY ("Allstate"), ALLSTATE LIFE INSURANCE COMPANY ("Allstate Life") and PACIFIC LIFE INSURANCE COMPANY (together with Allstate and Allstate Life, the "Purchasers").

                                 R E C I T A L S

         A. Company, Guarantor and the Purchasers are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001 pertaining to those certain notes with a maturity date of May 31, 2005, as amended by a Waiver and Amendment No. 1 to 2001 Amended and Restated Note Agreement dated as of December 7, 2001, an Amendment No. 2 to 2001 Amended and Restated Note Agreement dated as of April 23, 2002, and an Amendment No. 3 to 2001 Amended and Restated Note Agreement dated as of April 24, 2003 (as so amended or otherwise modified, the "Note Agreement")

         B. The Company and the Guarantor have requested that the Purchasers waive (i) payment of the mandatory principal payment due to the Purchasers on November 1, 2003 in the amount of $3,890,000 pursuant to Section 2.1(a) of the Note Agreement (the "Sinking Fund Payment") until November 21, 2003 and (ii) the Events of Default arising out of the Company's and the Guarantor's failure to comply with Section 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarter ended October 25, 2003 and make certain amendments to the Note Agreement.

         C. Each of the Purchasers are willing to grant the waiver requested by the Company and the Guarantor and amend the Note Agreement subject to and upon the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties agree as follows:

         1. Definitions. All capitalized terms used in this Amendment which are not otherwise defined shall have the meanings given to those terms in the Note Agreement, except where such terms are amended herein.

         2. Waiver. The Purchasers hereby waive, for the period commencing on the Effective Date (as defined below) of this Amendment and ending on November 21, 2003 (the "Waiver Period"), (a) payment of the Sinking Fund Payment and (b) the Events of Default created as a result of Guarantor's failure to comply with Sections 7.12(a), (b), (c) and (d) of the Note Agreement for the Fiscal Quarter ended October 25, 2003; provided that upon the expiration of the Waiver Period, the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted; provided further that in the event that any other creditor, or group of creditors, of the Guarantor or any of its Subsidiaries with claims aggregating in excess of $1,000,000, (A) accelerates the obligations of the Guarantor or such Subsidiary to such creditor, (B) commences enforcement of their rights and remedies in respect of the obligations of the Guarantor or such Subsidiary to such creditor, or (C) takes any other action against the Guarantor or any such Subsidiary to improve their position as creditors of the Guarantor or such Subsidiary (it being understood that none of a meeting among lenders to discuss options and alternatives, the mere sending of a notice of default or reservation of rights or the charging of a customary work fee shall constitute such an action), the waiver provided for herein shall be immediately (without cure period or notice) and automatically terminated in its entirety and be of no force and effect as if the waiver had never been granted. This waiver is limited to payment of the Sinking Fund Payment and the Guarantor's and the Company's failure to comply with Sections 7.12(a), (b), (c) and (d) at October 25, 2003 and shall not constitute or be construed as a waiver or any other presently existing or future Events of Default.

         3. Amendment to Section 3.1(e) of Note Agreement. Section 3.1(e) is amended in its entirety to read as follows:

            (e) No Contingent Liabilities or Adverse Changes. Neither the Guarantor nor any of its Subsidiaries has any contingent liabilities which are material to the Guarantor and its Subsidiaries taken as a whole other than (i) as indicated on the financial statements described in the foregoing paragraph (d) of this Section 3.1, and
            (ii) that may arise or may have arisen in connection with charges related to FAS 87. For any representation and warranties made on or after the Amendment No. 4 Effective Date, since January 27, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Guarantor and its Subsidiaries, taken as a whole, and no sale, transfer or other disposition of a material part of the assets or business of the Guarantor or any Subsidiary, except for any material adverse change that has been publicly disclosed or otherwise disclosed in writing to the Purchasers on or before the Amendment No. 4 Effective Date.

         4. Amendment to Section 5.1 of Note Agreement. Section 5.1 of the Note Agreement is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

            Amendment No. 4 Effective Date" means the date on which all the conditions to the Limited Waiver and Amendment No. 4, dated October 31, 2003 have been satisfied.

         5. Representations and Warranties. Each of the Guarantor and the Company represents and warrants to the Purchasers that the following statements are true, correct and complete:

         (a) Representations and Warranties. Each of the representations and warranties made by the Guarantor and the Company in the Note Agreement, as amended hereby, is true and correct on and as of the date of this Amendment.

         (b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  (c) Execution, Delivery and Enforceability. This Amendment has been duly and validly executed and delivered by each of the Guarantor, the Company and each Subsidiary Guarantor and constitutes each such Person's legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

         6. Covenants. In order to induce the Purchasers to enter into this Amendment, each of the Guarantor and the Company hereby agrees to the following covenants, the failure to perform any of which will be an additional Event of Default under the Credit Agreement:

            (a) Retention of Financial Advisor. Bingham McCutchen LLP ("Bingham"), as counsel to the Purchasers, may, at the sole discretion and direction of the Purchasers, retain a financial advisor for the Purchasers pursuant to an agreement in form and substance reasonably satisfactory to the Guarantor, the Purchasers and Bingham. In the event that the Purchasers cause the retention of a financial advisor as set forth in the foregoing sentence, the Guarantor shall enter into a separate engagement agreement with such financial advisor, which agreement will (A) define the scope of the financial advisor's services as may reasonably be agreed, and (B) provide that the Guarantor will reimburse such financial advisor directly for the reasonable costs of the services rendered and the reasonable expenses incurred in connection with their engagement as financial advisor for the Purchasers. Notwithstanding the foregoing, the financial advisor will be retained solely by Bingham for the benefit of the Purchasers and there will be no client relationship between the financial advisor and the Guarantor. To the extent such financial advisor is also the financial advisor to the Lenders and the Administrative Agent, such financial advisor shall immediately deliver to each of the Purchasers and Bingham copies of all documentation and other information previously delivered to the Lenders and/or the Administrative Agent relating to the Company, the Guarantor, and its Subsidiaries.

            (b) Strategic Plans. The Guarantor shall continue to develop the strategic plans of the Guarantor and the Guarantor shall deliver to the Purchasers (i) on or prior to November 14, 2003, an initial strategic plan summary, in identical form as the initial strategic plan summary delivered to the Lenders, (ii) on or prior to November 18, 2003, a preliminary strategic plan report, in identical form as the initial strategic plan summary delivered to the Lenders, and (iii) on or prior to November 7, 2003, any term sheet or similar document in connection with any financing transaction of a material nature.

            (c) Financial Forecast. On or prior to November 14, 2003, the Guarantor shall deliver to the Purchasers a pro forma cash flow forecast (monthly through fiscal year end 2005), pro forma profit and loss forecast (monthly through fiscal year end 2005) and pro forma balance sheet (monthly through fiscal year end 2005), including a detailed description of the assumptions for each such forecast, in form and substance reasonably satisfactory to the Purchasers, for the period through fiscal year end 2005.

            (d) Pledged Securities. On or prior to November 21, 2003, the Guarantor shall have executed and delivered an amendment to the Pledge Agreement, substantially in the form of Exhibit 1 attached hereto, and shall have delivered to the Collateral Agent one or more stock certificates (together with one or more stock powers duly executed by the appropriate Grantor in blank) with respect to the stock pledged thereunder.

         7. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date (the "Effective Date") when and if each of the following conditions is satisfied:

            (a) Consent of Subsidiary Guarantors. Each of the Subsidiary Guarantors shall have executed and delivered to Bingham the Consent of Subsidiary Guarantors attached to this Amendment.

            (b) No Default or Event of Default; Accuracy of Representations and Warranties. The Guarantor and the Company shall deliver to each of the Purchasers a certificate of a Financial Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Guarantor or any of its Subsidiaries herein and in or pursuant to the Transaction Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective.

            (c) Expense Reimbursements. The Guarantor and the Company shall have executed the engagement letter of Bingham in the form attached hereto as Exhibit 2 and shall have paid to Bingham the retainer amount referred to therein. The Guarantor shall further have paid all reasonable invoices presented to the Guarantor for expense reimbursements (including reasonable attorneys' and financial advisors' fees and disbursements) due to the Purchasers in accordance with Section 11.1 of the Note Agreement.

            (d) Execution by Purchasers. Bingham shall have received a counterpart of this Amendment duly executed and delivered by the Guarantor, the Company and each Purchaser.

            (e) Waiver Pursuant to Credit Agreement. Bingham shall have received a copy of an executed waiver of any Default or Event of Default arising under the Credit Agreement, duly executed by the Guarantor, the Administrative Agent and the Lenders, (i) deferring the scheduled reduction in the Lenders' Revolving Commitments (as defined in the Credit Agreement) to no earlier than November 21, 2003 and (ii) waiving any Default or Event of Default arising from failure to satisfy any financial covenants under Section 6.11 of the Credit Agreement to November 21, 2003.

         8. Further Assurances. Each of the Guarantor and the Company agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Note Agreement and as consideration for the Purchasers' agreement to enter into this Amendment, the Guarantor and the Company hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

         9. Release. For purposes of this Section, the following terms shall have the following definitions:

            (a) Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

            (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

         Excluding only the continuing obligations of the Purchasers under the express terms of the Note Agreement, the Transaction Documents and this Amendment, each of the Guarantor and the Company hereby releases, acquits and forever discharges the Purchasers, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Note Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Note Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Note Agreement or the Transaction Documents.

         10. Acknowledgement. Each of the Guarantor and the Company hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Purchasers for the payment of all obligations under the Note Agreement and the Notes without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

         11. Confirmation of Note Agreement and Security Documents. Except as amended by this Amendment, all the provisions of the Note Agreement remain in full force and effect from and after the date hereof, and each of the Guarantor and the Company hereby ratifies and confirms the Note Agreement and each of the documents executed in connection therewith. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Note Agreement or any of the instruments or agreements referred to therein or
(b) to prejudice any right or rights which the Purchasers may now have or have in the future under or in connection with the Note Agreement or any of the instruments or agreements referred to therein. From and after the date hereof, all references in the Note Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Note Agreement as amended by this Amendment. Each of the Guarantor and the Company also ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Amendment.

         12. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or as an electronic attachment to an email transmission shall be as effective as delivery of a manually signed counterpart.

         13. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         14. Time is of the Essence. Time is of the essence with respect to all terms set forth in this Amendment.

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                                       6

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                            ONEIDA LTD.

                                            By: /s/ GREGG R. DENNY
                                                ------------------
                                            Name: Gregg R. Denny
                                            Title:  Chief Financial Officer


                                            THC SYSTEMS, INC.

                                            By: /s/ GREGG R. DENNY
                                                ------------------
                                            Name: Gregg R. Denny
                                            Title:  Chief Financial Officer




                                          [ADDITIONAL SIGNATURE PAGES TO FOLLOW]

                    ALLSTATE INSURANCE COMPANY


                    By: /s/ JERRY D. ZINKULA
                        ------------------------------------------------------
                    Name:
                    Title:

                    By: /s/ ROBERT BODTTL
                        ------------------------------------------------------
                    Name:
                    Title:

                                                      Authorized Signatories



                    ALLSTATE LIFE INSURANCE COMPANY


                    By: /s/ JERRY D. ZINKULA
                        ------------------------------------------------------
                    Name:
                    Title:

                    By: /s/ ROBERT BODTTL
                        ------------------------------------------------------
                    Name:
                    Title:

                                                      Authorized Signatories



                    PACIFIC LIFE INSURANCE COMPANY


                    By: /s/ SAMUEL TANG
                        ------------------------------------------------------
                    Name: Samuel Tang
                    Title: Assistant Vice President

                    By: /s/ RONN C. CORNELIUS
                        ------------------------------------------------------
                    Name: Ronn C. Cornelius
                    Title: Assistant Secretary

                                  EXHIBIT 1 to
                       Limited Waiver and Amendment No. 4


                       AMENDMENT NO. 2 TO PLEDGE AGREEMENT

         This Amendment No. 2, dated as of November __, 2003, is by and among ONEIDA LTD., a New York corporation (the "Borrower"), the subsidiaries of the Borrower which are signatories hereto (each such Subsidiary individually a "Guarantor" and collectively the Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation ("Chase"), as Collateral Agent (in such capacity, the "Collateral Agent") for the Secured Parties. All capitalized terms used herein not otherwise defined shall have the respective meanings given to them in the Pledge Agreement referred to below.

                                 R E C I T A L S

         A. The Grantors and the Collateral Agent are parties to a Pledge Agreement dated as of April 27, 2001 (the "Pledge Agreement") pursuant to which the Grantors pledged to the Collateral Agent, for the ratable benefit of the Secured Parties, the Collateral described therein in order to secure the Obligations.

         B. The parties desire to amend the Pledge Agreement to provide for the pledge by certain of the Grantors of additional shares of common stock of the entities listed herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

         1. Amendment. Schedule I to the Pledge Agreement is hereby amended to add the following to the Section of Schedule I entitled "Capital Stock or Other Equity Interests":

---------------------------------------------------------------------------------------------------
Issuer                  Pledgor         No. of                       % Owned
------                  -------         ------       Class or        -------         Certificate
                                        Shares       Category                        Number
---------------------------------------------------------------------------------------------------
Oneida                  Oneida,        [____]       [______]         [______]        [_____]
Australia               Ltd.
PTY Ltd.
---------------------------------------------------------------------------------------------------
Oneida                  Oneida,        [____]       [______]         [______]        [_____]
Mexicana,               Ltd.
S.A. de C.V.
---------------------------------------------------------------------------------------------------
Oneida, S.A. de         Oneida,        [____]       [______]         [______]       [_____]
C.V.Mexico              Ltd.
---------------------------------------------------------------------------------------------------
Global Charm            Sakura          [____]       [______]         [______]       [_____]
Trading                 Inc.
Limited
---------------------------------------------------------------------------------------------------
Ceramica de             Buffalo         [____]       [______]         [______]       [_____]
Juarez, SA              China,
de CV                   Inc.
---------------------------------------------------------------------------------------------------

From and after the date hereof, the shares of capital stock referenced above shall constitute Pledged Equity Interests, Pledged Securities and Collateral whenever such terms are used in the Pledge Agreement.

         2. Pledge of Shares. Contemporaneously with the execution of this Amendment, Borrower shall pledge and deliver to the Collateral Agent one or more stock certificates (together with one or more stock powers duly executed by appropriate Grantor in blank) representing the amount of the issued and outstanding shares of common stock for each of the entities referred to in
Section 1 hereof that will be pledged to the Collateral Agent:

-----------------------------------------------------------------------
Issuer                          Grantor               No. of shares
------                          -------               to be pledged
-----------------------------------------------------------------------
Oneida Australia                Oneida,               [____]
PTY Ltd                         Ltd.
-----------------------------------------------------------------------
Oneida Mexicana,                Oneida,               [____]
S.A. de C.V.                    Ltd.
-----------------------------------------------------------------------
Oneida, S.A. de                 Oneida,               [____]
C.V.Mexico                      Ltd.
-----------------------------------------------------------------------
Global Charm                    Sakura,               [____]
Trading Limited                 Inc.
-----------------------------------------------------------------------
Ceramica de                     Buffalo               [____]
Juarez, SA de CV                China, Inc.
-----------------------------------------------------------------------

         3. Confirmation of Pledge Agreement. Except as amended by this Amendment, all of the provisions of the Pledge Agreement remain in full force and effect from and after the date hereof, and the Grantors hereby ratify and confirm the Pledge Agreement and each of the documents executed in connection therewith. From and after the date hereof, all references in the Pledge Agreement to "this Agreement", "hereof", "herein", or similar terms, shall refer to the Pledge Agreement as amended by this Amendment.

         4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart.



    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                    ONEIDA LTD.


                    By:
                       -----------------------------------
                       Name:  Gregg R. Denny
                       Title: Chief Financial Officer

                    BUFFALO CHINA, INC.


                    By:
                       -----------------------------------
                       Name:  Gregg R. Denny
                       Title: Vice President - Finance

                    THC SYSTEMS, INC.


                    By:
                       -----------------------------------
                       Name:  Gregg R. Denny
                       Title: Vice President - Finance

                    ENCORE PROMOTIONS, INC.


                    By:
                       -----------------------------------
                       Name:  Gregg R. Denny
                       Title: Vice President - Finance

                    DELCO INTERNATIONAL, LTD.


                    By:
                       -----------------------------------
                       Name:  Gregg R. Denny
                       Title: Vice President - Finance

                    SAKURA, INC.


                    By:
                       -----------------------------------
                       Name:  Gregg R. Denny
                       Title: Vice President - Finance



                     [ADDITIONAL SIGNATURE PAGES TO FOLLOW]

                              JPMORGAN CHASE BANK (formerly known as
                              The Chase Manhattan Bank), as Collateral Agent


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                        CONSENT OF SUBSIDIARY GUARANTORS

         Each of the undersigned is a party to a Subsidiary Guarantee Agreement, a Subsidiary Subordination Agreement and one or more Security Documents and is a Subsidiary Guarantor of the obligations of the Company under the Note Agreement referred to in the foregoing Limited Waiver and Amendment No. 4 to 2001 Amended and Restated Note Purchase Agreement (the "Amendment"). Each of the undersigned Subsidiary Guarantors hereby (a) consents to the foregoing Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and the Subsidiary Guarantee Agreement, the Subsidiary Subordination Agreement and Security Documents continue in full force and effect, and (c) ratifies and affirms the terms and provisions of the Subsidiary Guarantee Agreement, the Subsidiary Subordination Agreement and Security Documents. All capitalized terms used herein which are not otherwise defined shall have the meanings given to those terms in the Note Agreement.

         Each of the undersigned hereby agree, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest (as defined in the Security Agreement) and the rights and remedies created thereby. In addition, as further security for payment and performance of the obligations under the Subsidiary Guarantee Agreement and as consideration for the Purchasers' agreement to enter into the Amendment, each of the undersigned hereby further agrees to grant a perfected pledge and security interest in any additional collateral as the Collateral Agent may reasonably request.

         Excluding only the continuing obligations of the Purchasers under the express terms of the Note Agreement, the Transaction Documents and the Amendment, the undersigned hereby releases, acquits and forever discharges the Purchasers, and each of them, and their respective Related Parties (as defined below) of and from any and all Claims (as defined below) arising out of, related or in any way connected with the Note Agreement, the Transaction Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Note Agreement, the Transaction Documents or any Defaults or Events of Default occurring under the Note Agreement or the Transaction Documents.

         "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, accountants, financial advisors and shareholders, if any.

         "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of the 31st day of October 2003.


BUFFALO CHINA, INC.                         DELCO INTERNATIONAL LTD.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance


ENCORE PROMOTIONS, INC.                     SAKURA, INC.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance


THC SYSTEMS INC.                            KENWOOD SILVER COMPANY, INC.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                         ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance


ONEIDA SILVERSMITHS INC                     ONEIDA FOOD SERVICE, INC.

By: /s/ GREGG R. DENNY                      By: /s/ GREGG R. DENNY
    ------------------                          ------------------
Name: Gregg R. Denny                        Name: Gregg R. Denny
Title: Vice President, Finance              Title: Vice President, Finance

                                  EXHIBIT 2 to
                       Limited Waiver and Amendment No. 4

                   Engagement Letter of Bingham McCutchen LLP